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                                                                  EXHIBIT 10.1.3



                                 AMENDMENT NO. 3
                                       TO
                           SECOND AMENDED AND RESTATED
                       CREDIT AND REIMBURSEMENT AGREEMENT


            AMENDMENT No. 3 dated as of June 18, 1998 among ORBITAL SCIENCES CORPORATION (the "Company"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent") and as Collateral Agent.


                             W I T N E S S E T H:


            WHEREAS, the parties hereto have heretofore entered into a Second Amended and Restated Credit and Reimbursement Agreement dated as of August 5, 1997 (as amended from time to time, the "Credit Agreement"); and

            WHEREAS, the parties hereto wish to amend the terms of the Credit Agreement as set forth herein;

            NOW, THEREFORE, the parties hereto agree as follows:

            SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment Effective Date (as defined in Section 4 below) refer to the Credit Agreement as amended hereby.

            SECTION 2. Additional Permitted Investment. Section 5.07 of the Credit Agreement is amended by (i) deleting the "and" at the end of the clause
(k) thereof, (ii) changing the reference to "clause (l)" contained in clause (l) to "clause (m)", (iii) renumbering clause (l) thereof as clause (m) and (iv) adding a new clause (l) immediately after clause (k) thereof to read in its entirety as follows:


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            (l) (i) Investments by the company or any of its Subsidiaries in an aggregate amount not to exceed $50,000,000 and consisting of shares of capital stock of CCI International N.V. ("CCI"), a company formed and existing under the laws of the Netherlands Antilles, made at any date (x) on or after the date on which the Company and CCI shall have entered into a Space Segment Contract substantially on the terms described by the Company to the Banks prior to June 18, 1998 and pursuant to which the Company shall have been appointed as the general contractor for the design, implementation and use of a low-Earth orbit satellite-based digital telephone system and prior to December 31, 1998, (ii) Investments (other than Investments permitted pursuant to clause (i)) in an aggregate amount up to $50,000,000 and consisting of shares of capital stock of CCI made on any date after December 31, 1998 and on or prior to June 31, 2000; provided that (l) prior to making any such Investment, the aggregate amount of Investments permitted pursuant to clause (i) has been made and
      (2) on any date (an "Investment Date") immediately after giving effect to any such proposed Investment, the Company is in pro forma compliance with the covenants set forth in Sections 5.08, 5.09 and 5.10, after giving effect to such proposed Investment (and for such purposes, "Consolidated EBITDA" and "Earnings Available for Fixed Charges" shall be calculated for the period of four consecutive fiscal quarters most recently ended on or prior to such Investment Date, adjusted to give effect to such proposed Investment), (iii) Investments by the Company or any of its Subsidiaries consisting of warrants exercisable for the capital stock of CCI; provided that (1) such warrants are acquired contemporaneously with the making of any Investment permitted by clause (ii), (2) no cash consideration is paid by the Company or any of its Subsidiaries for the acquisition of any such warrants and (3) such warrants are substantially on the terms described by the Company to the Banks prior to June 18, 1998 and (iv) Investments by the Company or any of its Subsidiaries in CCI constituting "vendor financing" substantially on the terms described by the Company to the Banks prior to June 18, 1998.

            SECTION 3. New York Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

            SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received duly executed counterparts hereof signed by the Company and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).


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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      ORBITAL SCIENCES CORPORATION



                                      By     /s/  Kenneth Sunshine
                                        ----------------------------------------
                                        Title: Vice President and Treasurer



                                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK



                                      By     /s/  Diana H. Imhof
                                        ----------------------------------------
                                        Title: Vice President



                                      THE BANK OF NOVA SCOTIA



                                      By    /s/  Barry Luter
                                        ----------------------------------------
                                        Title: Division Head



                                      NATIONSBANK, N.A.



                                      By    /s/  Michael Brick
                                        ----------------------------------------
                                        Title:  Vice President


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